SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exhange Act of 1934


                                 April 10, 2006
                Date of Report (Date of earliest event reported)



                            THE TOPPS COMPANY, INC.
             (Exact name of registrant as specificed in its charter)

                                    Delaware
                  (State or other jurisdiction of corporation)

                                   001-15817
                             (Commission File No.)

                                   11-2849283
                      (I.R.S. Employer Identifcation No.)

                       One Whitehall, New York, NY 10004
               (Address of principal executive offices) (Zip code)

                                 (212) 376-0300
              (Registrant's telephone number, including area code)

                                      N/A
         (Former name or former address, if changed since last report)


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Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On April 10, 2006, the Company issued a Press Release to the public regarding the Company's result of operations and financial conditions for the Company's fourth fiscal quarter ended February 25, 2006. The said Press Release is attached to this report as Exhibit 99.1

Item 9.01  Financial Statements and Exhibits

     (c)   Exhibits

        99.1    Press Release dated April 10, 2006





                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        The Topps Company, Inc.
                                                Registrant


                                        By: /s/ Catherine K. Jessup
                                           -------------------------
                                                Catherine K. Jessup
                                          Vice President-CFO & Treasurer


Date:  April 10, 2006